UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

June 22, 2009

Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949 (State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Ms. Rosemary Wang, CPA, Becomes CFO - Acting of L&L International Holdings Inc. (the Registrant, L&L) effective on 6/22/2009.

L&L appoints Ms. Rosemary Wang, a CPA with 20 years of experiences, as Acting CFO. Ms. Wang, the Managing Partner & CEO of a public accounting firm based in San Jose, California, focusing on Audit, Tax, and Corporate Internal Controls, is to take this temporary CFO position with the intent to migrate her responsibilities into a full-time position. Ms. Wang earned her MBA degree in Finance, and master's degree in US Taxation. She speaks both Mandarin and English with extensive knowledge of China. Ms. Wang is a California CPA and a US citizen, who travels frequently between US and Asia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /s/ Dickson Lee Dickson Lee, CEO

Date: June 22, 2009